Regulatory Matters	12 Months Ended
Dec. 31, 2022
Regulated Operations [Abstract]
Regulatory Matters

NOTE 13. REGULATORY MATTERS

Regulatory Matters Involving Potential Loss Contingencies

As a result of issues generated in the ordinary course of business, the Companies are involved in various regulatory matters. Certain regulatory matters may ultimately result in a loss; however, as such matters are in an initial procedural phase, involve uncertainty as to the outcome of pending reviews or orders, and/or involve significant factual issues that need to be resolved, it is not possible for the Companies to estimate a range of possible loss. For regulatory matters that the Companies cannot estimate, a statement to this effect is made in the description of the matter. Other matters may have progressed sufficiently through the regulatory process such that the Companies are able to estimate a range of possible loss. For regulatory matters that the Companies are able to reasonably estimate a range of possible losses, an estimated range of possible loss is provided, in excess of the accrued liability (if any) for such matters. Any estimated range is based on currently available information, involves elements of judgment and significant uncertainties and may not represent the Companies’ maximum possible loss exposure. The circumstances of such regulatory matters will change from time to time and actual results may vary significantly from the current estimate. For current matters not specifically reported below, management does not anticipate that the outcome from such matters would have a material effect on the Companies’ financial position, liquidity or results of operations.

Other Regulatory Matters

Virginia Regulation – Key Legislation Affecting Operations

Regulation Act and Grid Transformation and Security Act of 2018

The Regulation Act enacted in 2007 instituted a cost-of-service rate model, ending Virginia’s planned transition to retail competition for electric supply service to most classes of customers.

The Regulation Act authorizes stand-alone rate adjustment clauses for recovery of costs for new generation projects, FERC-approved transmission costs, underground distribution lines, environmental compliance, conservation and energy efficiency programs, renewable energy programs and nuclear license renewals, and also contains statutory provisions directing Virginia Power to file annual fuel cost recovery cases with the Virginia Commission.

If the Virginia Commission’s future rate decisions, including actions relating to Virginia Power’s rate adjustment clause filings, differ materially from Virginia Power’s expectations, it may adversely affect its results of operations, financial condition and cash flows.

The GTSA reinstated base rate reviews commencing with the 2021 Triennial Review. In the triennial review proceedings, earnings that are more than 70 basis points above the utility’s authorized ROE that might have been refunded to customers and served as the basis for a reduction in future rates, may be reduced by Virginia Commission-approved investment amounts in qualifying solar or wind generation facilities or electric distribution grid transformation projects that Virginia Power elects to include in a CCRO. The legislation declares that electric distribution grid transformation projects are in the public interest and provides that the costs of such projects may be recovered through a rate adjustment clause if not the subject of a CCRO. Any costs that are the subject of a CCRO are deemed recovered in base rates during the triennial period under review and may not be included in base rates in future triennial review proceedings. In any triennial review in which the Virginia Commission determines that the utility’s earnings are more than 70 basis points above its authorized ROE, base rates are subject to reduction prospectively and customer refunds would be due unless the total CCRO elected by the utility equals or exceeds the amount of earnings in excess of the 70 basis points. For the purposes of measuring any customer refunds or CCRO amounts utilized under the GTSA, associated income taxes are factored into the determination of such amounts. In the 2021 Triennial Review, any such rate reduction was limited to $50 million.

Virginia 2020 Legislation

In April 2020, the Governor of Virginia signed into law the VCEA, which along with related legislation forms a comprehensive framework affecting Virginia Power’s operations. The VCEA replaces Virginia’s voluntary renewable energy portfolio standard for Virginia Power with a mandatory program setting annual renewable energy portfolio standard requirements based on the percentage of total electric energy sold by Virginia Power, excluding existing nuclear generation and certain new carbon-free resources, reaching 100% by the end of 2045. The VCEA includes related requirements concerning deployment of wind, solar and energy storage resources, as well as provides for certain measures to increase net-metering, including an allocation for low-income customers, incentivizes energy efficiency programs and provides for cost recovery related to participation in a carbon trading program. While the legislation affects several portions of Virginia Power’s operations, key provisions of the GTSA remain in effect, including the triennial review structure and timing, the use of the CCRO and the $50 million cap on revenue reductions in the first triennial review proceeding. Key provisions of the VCEA and related legislation passed include the following:

•
Fossil Fuel Electric Generation: The legislation mandates Chesterfield Power Station Units 5 & 6 and Yorktown Power Station Unit 3 to be retired by the end of 2024, Altavista, Southampton and Hopewell to be retired by the end of 2028 and Virginia Power’s remaining fossil fuel units to be retired by the end of 2045, unless the retirement of such generating units will compromise grid reliability or security. The legislation also imposed a temporary moratorium on CPCNs for fossil fuel generation, unless the resources are needed for grid reliability. This temporary moratorium concluded in January 2022. In addition, the Virginia Commission shall determine the amortization period for recovery of any appropriate costs due to the early retirement of any electric generation facilities. Virginia Power also revised the depreciable lives of Altavista, Southampton and Hopewell for the mandated retirement to the end of 2028, which will not have a material impact to Virginia Power’s results of operations or cash flows given the existing regulatory framework.
•
Renewable Generation: The legislation provides a detailed renewable energy portfolio standard to achieve 100% zero-carbon generation by the end of 2045, excluding existing nuclear generation and certain new carbon-free resources. Components include requirements to petition the Virginia Commission for approval to construct or acquire new generating capacity to reach 16.1 GW of installed solar and onshore wind by the end of 2035, which includes specific requirements for utility-scale solar of 3.0 GW by the end of 2024, up to 15.0 GW by the end of 2035 and 1.1 GW of small-scale solar by the end of 2035. The legislation deems 2.7 GW of energy storage, including up to 800 MW for any one project which may include a pumped storage facility, by the end of 2035 to be in the public interest. The legislation also deems the construction or purchase of an offshore wind facility constructed off the Virginia coast with a capacity of up to 5.2 GW before 2035 to be in the public interest and provides certain presumptions facilitating cost recovery. The costs of such a facility constructed by the utility with a capacity between 2.5 and 3.0 GW will be presumed reasonably and prudently incurred if the Virginia Commission finds that the project meets competitive procurement requirements, the projected cost of the facility does not exceed a specified industry benchmark and the utility commences construction by the end of 2023 or has a plan for the facility to be in service by the end of 2027. Projects to meet these requirements are subject to approval by the Virginia Commission.
•
Energy Efficiency: The legislation includes an energy efficiency target of 5% energy savings, as measured from a 2019 baseline, through verifiable energy efficiency programs by the end of 2025 with future targets to be set by the Virginia Commission. Virginia Power has the opportunity to offset the lost revenues with margins on program spend if certain targets are achieved and can also seek recovery of the lost revenues associated with energy efficiency programs if such reductions are found to have caused Virginia Power to earn more than 50 basis points below a fair rate of return on its rates for generation and distribution services.
•
Carbon trading program: The legislation authorizes Virginia to participate in a market-based carbon trading program consistent with RGGI through 2050. In January 2022, the Governor of Virginia issued an executive order which puts directives in place to start the withdrawal of Virginia from RGGI. All costs of the carbon trading program are recoverable through an environmental rider.
•
Low-income customers: The legislation includes the establishment of a percentage of income payment program to be administered by the Virginia Department of Housing and Community Development and the Virginia Department of Social Services. To fund the program, Virginia Power will remit amounts collected from customers under a universal service fee established and set by the Virginia Commission. As such, this program will not affect Virginia Power’s results of operations, financial position or cash flows. In December 2020, the Virginia Commission issued a final order confirming a revenue requirement of $93 million related to this program. Implementation details and the effective date of the program will be established in future legislation prior to collection of fees from customers.

Virginia Power is incurring and expects to incur significant costs, including capital expenditures, to comply with the legislative requirements discussed above. The legislation allows for cost recovery under the existing or modified regulatory framework through rate adjustment clauses, rates for generation and distribution services or Virginia Power’s fuel factor, as approved by the Virginia Commission. Costs allocated to the North Carolina jurisdiction will be recovered, subject to approval by the North Carolina Commission, in accordance with the existing regulatory framework.

Virginia Regulation – Recent Developments

2021 Triennial Review

In 2020, Virginia Power recorded a net charge of $130 million related to the use of a CCRO in accordance with the GTSA, included in impairment of assets and other charges (benefits) in its Consolidated Statements of Income (reflected in the Corporate and Other segment) for benefits expected to be provided to jurisdictional customers as a result of the 2021 Triennial Review as well as the impact on certain non-jurisdictional customers which follow Virginia Power’s jurisdictional customer rate methodology. In 2021, Virginia Power recorded a benefit of $130 million ($97 million after-tax) in impairment of assets and other charges (benefits) in its Consolidated Statements of Income (reflected in the Corporate and Other segment) to adjust its reserve related to the use of a CCRO in accordance with the GTSA.

Subsequently, in October 2021, Virginia Power, the Virginia Commission staff and other parties filed a comprehensive settlement agreement with the Virginia Commission for approval. The comprehensive settlement agreement provides for $330 million in one-time refunds to customers made up of $255 million over a 6-month period and $75 million over three years, a $50 million going-forward base rate reduction and an authorized ROE of 9.35%. Additionally, Virginia Power has agreed to utilize $309 million of qualifying CCRO investments in the CVOW Pilot Project, deployment of AMI and a Customer Information Platform to offset available earnings and to amortize through 2023 the early retirement charges for coal- and oil-fired generation units recorded in 2019 and 2020. In November 2021, the Virginia Commission approved the comprehensive settlement agreement.

In connection with the settlement agreement, Virginia Power recorded a $356 million ($265 million after-tax) charge for refunds to be provided to customers in operating revenues in its Consolidated Statements of Income as well as a $549 million ($409 million after-tax) benefit primarily from the establishment of a regulatory asset associated with the early retirements of certain coal- and oil-fired generating units and a $318 million ($237 million after-tax) charge for CCRO benefits provided to customers in impairment of assets and other charges (benefits) in its Consolidated Statements of Income (reflected in the Corporate and Other segment). The amounts recorded reflect the impact related to jurisdictional customers as a result of the 2021 Triennial Review as well as the impact on certain non-jurisdictional customers which follow Virginia Power’s jurisdictional customer rate methodology.

Utility Disconnection Moratorium

In November 2020, legislation was enacted in Virginia relating to the moratorium on utility disconnections during the COVID-19 pandemic and resulted in Virginia Power forgiving Virginia jurisdictional retail electric customer balances that were more than 30 days past due as of September 30, 2020. As a result, Virginia Power recorded a charge of $127 million ($94 million after-tax) in impairment of assets and other charges in its Consolidated Statements of Income (reflected in the Corporate and Other segment) in 2020. In connection with the Virginia 2021 budget process, in the first quarter of 2021 Virginia Power recorded a charge of $76 million ($56 million after-tax) in impairment of assets and other charges (benefits) in its Consolidated Statements of Income (reflected in the Corporate and Other segment) for Virginia jurisdictional retail electric customer balances that were more than 30 days past due as of December 31, 2020 that Virginia Power is required to forgive.

Virginia Fuel Expenses

In May 2022, Virginia Power filed its annual fuel factor filing with the Virginia Commission to recover an estimated $2.3 billion in Virginia jurisdictional projected fuel expense for the rate year beginning July 1, 2022 and a projected $1.0 billion under-recovered balance as of June 30, 2022. Virginia Power’s proposed fuel rate represents a fuel revenue increase of $1.8 billion when applied to projected kilowatt-hour sales for that period. Virginia Power also proposed alternatives to recover this under-collected balance over a two- or three-year period. Under these alternatives, Virginia Power’s fuel revenues for the rate year would increase by $1.3 billion or $1.2 billion, respectively. In addition, Virginia Power proposed a change in the timing of fuel cost recovery for certain customers who elect market-based rates that would consider those customers’ portion of the projected under-recovered balance to have been recovered as of June 30, 2022. In July 2022, Virginia Power, the Virginia Commission staff and another party filed a comprehensive settlement agreement with the Virginia Commission for approval. The comprehensive settlement agreement provides for the collection of the requested under-recovered projected fuel expense over a three-year period beginning July 1, 2022 and that Virginia Power will exclude from recovery through base rates one half of the related financing costs over the three-year period. In addition, the proposed settlement agreement affirmed Virginia Power’s proposal regarding fuel cost recovery for market-based rate customers. As a result, Virginia Power recorded a $191 million ($142 million after-tax) charge in the second quarter of 2022 within impairment of assets and other charges in its Consolidated Statement of Income (reflected in the Corporate and Other segment). In September 2022, the Virginia Commission approved the comprehensive settlement agreement.

Renewable Generation Projects – Construction

In September 2021, Virginia Power filed a petition with the Virginia Commission for CPCNs to construct and operate 13 utility-scale projects totaling approximately 661 MW of solar generation and 70 MW of energy storage as part of its efforts to meet the renewable generation development requirements under the VCEA. The projects are expected to cost approximately $1.4 billion in the aggregate, excluding financing costs, and be placed into service between 2022 and 2023. In March 2022, the Virginia Commission approved the petition.

In November 2021, Virginia Power filed an application with the Virginia Commission requesting approval and certification of the Virginia Facilities component of the CVOW Commercial Project. The onshore Virginia Facilities have an estimated cost of approximately $1.1 billion, excluding financing costs, which is included within the overall cost of the CVOW Commercial Project. In addition, Virginia Power requested approval from the Virginia Commission to enter into financial hedges with U.S. financial institutions to mitigate the foreign currency exchange risk associated with certain supplier contracts associated with the CVOW Commercial Project. In August 2022, the Virginia Commission approved the application for certification of the Virginia Facilities component of the CVOW Commercial Project and noted that no further action was required with respect to Virginia Power’s foreign currency risk mitigation plan. Also in August 2022, Virginia Power filed a petition for limited reconsideration relating to the performance standard for operation of the CVOW Commercial Project included in the Virginia Commission’s August order. The Virginia Commission granted reconsideration and suspended in part the August order pending its reconsideration. In October 2022, Virginia Power, Office of the Attorney General of Virginia and other parties filed a settlement agreement with the Virginia Commission for approval. The settlement agreement provides for certain cost sharing mechanisms of total construction costs between $10.3 billion and $13.7 billion, as subject to potential adjustment to the extent construction costs are decreased by the IRA, and includes enhanced performance reporting provisions associated with operation of the CVOW Commercial Project in lieu of a performance guarantee. In December 2022, the Virginia Commission approved the settlement agreement.

In October 2022, Virginia Power filed a petition with the Virginia Commission for CPCNs to construct and operate eight utility-scale projects totaling approximately 474 MW of solar generation and 16 MW of energy storage as part of its efforts to meet the renewable generation development requirements under the VCEA. The projects, as of October 2022, are expected to cost approximately $1.2 billion in the aggregate, excluding financing costs, and be placed into service between 2024 through 2025. This matter is pending.

Nuclear Life Extension Program

In October 2021, Virginia Power filed a petition with the Virginia Commission requesting a determination that it is reasonable and prudent for Virginia Power to pursue a nuclear life extension program to extend the operating licenses of Surry and North Anna and to carry out projects to upgrade or replace systems and equipment necessary to continue to safely and reliably operate these nuclear power stations. The nuclear life extension program is expected to cost approximately $3.9 billion, excluding financing costs. In July 2022, the Virginia Commission approved the petition.

Riders

Significant riders associated with various Virginia Power projects are as follows:

Rider Name	Application Date	Approval Date	Rate Year Beginning	Total Revenue Requirement (millions)	Increase (Decrease) Over Previous Year (millions)
Rider B	June 2022	January 2023	April 2023	34	$18
Rider B	June 2022	January 2023	April 2024	34	—
Rider BW	October 2021	May 2022	September 2022	145	32
Rider BW	October 2021	May 2022	September 2023	120	(25)
Rider CCR	February 2022	October 2022	December 2022	231	15
Rider CE(1)	September 2021	March 2022	May 2022	71	61
Rider CE(2)	October 2022	Pending	May 2023	89	18
Rider E	January 2022	September 2022	November 2022	101	34
Rider E	January 2023	Pending	November 2023	109	8
Rider GT	August 2021	May 2022	June 2022	56	N/A
Rider GT	August 2022	Pending	June 2023	16	(40)
Rider GV	June 2021	December 2021	April 2023	127	(15)
Rider OSW	November 2021	August 2022(3)	September 2022	79	N/A
Rider OSW	November 2022	Pending	September 2023	271	192
Rider PPA	December 2022	Pending	September 2023	(22)	(17)
Rider R	June 2021	March 2022	April 2022	59	1
Rider R	June 2021	March 2022	April 2023	55	(4)
Rider RGGI(4)	December 2021	Withdrawn
Rider RGGI(5)	December 2022	Pending	September 2023	373	N/A
Rider RPS	December 2021	June 2022	September 2022	140	127
Rider RPS	December 2022	Pending	September 2023	111	(29)
Rider S	June 2021	February 2022	April 2023	191	(1)
Rider SNA(6)	October 2021	July 2022	September 2022	107	N/A
Rider SNA(6)	October 2022	Pending	September 2023	50	(57)
Rider T1(7)	May 2022	July 2022	September 2022	706	(168)
Rider U(8)	June 2021	March 2022	April 2022	95	15
Rider U(9)	June 2022	Pending	April 2023	74	(21)
Rider US-2	October 2021	June 2022	September 2022	11	2
Rider US-3	August 2021	March 2022	June 2022	50	12
Rider US-3	August 2022	Pending	June 2023	40	(10)
Rider US-4	August 2021	March 2022	June 2022	15	5
Rider US-4	August 2022	Pending	June 2023	17	2
Rider W	June 2022	Pending	April 2023	106	(15)
Rider W	June 2022	Pending	April 2024	109	3
DSM Riders(10)	December 2021	August 2022	September 2022	91	17
DSM Riders(11)	December 2022	Pending	September 2023	107	16
(1)
Associated with solar generation and energy storage projects approved in March 2022, solar generation projects approved in April 2021 and certain small-scale solar projects.
(2)
Associated with solar generation and energy storage projects requested for approval in October 2022 and certain small-scale solar projects in addition to previously approved Rider CE projects.
(3)
In August 2022, Virginia Power filed a petition for limited reconsideration relating to a performance standard for operation of the CVOW Commercial Project included in the Virginia Commission’s August order. The Virginia Commission granted reconsideration and suspended in part the August order pending its reconsideration with Rider OSW approved on an interim basis. In December 2022, the Virginia Commission issued an order reinstating its August 2022 order granting approval of Rider OSW.
(4)
In January 2022, Virginia Power filed a motion to withdraw its application as a result of the announcement by the Governor of Virginia that he intends to withdraw Virginia from RGGI. The Virginia Commission granted Virginia Power’s motion in April 2022. In May 2022, Virginia Power filed a petition with the Virginia Commission requesting a suspension of Rider RGGI approved in August 2021. Virginia Power also requested that RGGI compliance costs incurred and unrecovered through July 2022 be recovered through existing base rates in effect during the period incurred. The Virginia Commission approved the request in June 2022. In the second quarter of 2022, Virginia Power recorded a charge of $180 million ($134 million after-tax) in impairment of assets and other charges (reflected in the Corporate and Other segment) for the amount deemed recovered through base rates through June 30, 2022, including the impact of certain non-jurisdictional customers which follow Virginia Power’s jurisdictional rate methodology. Virginia Power recorded $33 million ($25 million after-tax) in depreciation and amortization in the third quarter of 2022.
(5)
In December 2022, Virginia Power filed a petition to update and reinstate Rider RGGI to recover RGGI compliance costs incurred after July 2022 and those projected to occur through December 2023, with rate recovery from September 2023 through August 2024. For purposes of this proceeding, Virginia Power has assumed that Virginia will withdraw from RGGI on December 31, 2023, and accordingly did not project any RGGI compliance costs to be incurred after that date.
(6)
Virginia Power also requested approval of cost recovery of approximately $1.2 billion through Rider SNA for the first phase of nuclear life extension program which includes investments through 2024. In April 2022, Virginia Power, the Virginia Commission staff and certain interested parties filed a proposed stipulation recommending that costs incurred after February 2022 associated with the first phase of the nuclear life extension program for North Anna be deferred and requested for recovery in a subsequent Rider SNA filing.
(7)
Consists of $482 million for the transmission component of Virginia Power’s base rates and $224 million for Rider T1.
(8)
Consists of $60 million for previously approved phases and $35 million for phase six costs for Rider U.
(9)
As amended in June 2022, application consists of $74 million for previously approved phases of Rider U.
(10)
Associated with an additional nine new energy efficiency programs with a $140 million cost cap, with the ability to exceed the cost cap by no more than 15%.
(11)
Associated with an additional four new energy efficiency programs, one new demand response program and four new program bundles with a $150 million cost cap, with the ability to exceed the cost cap by no more than 15%.

Electric Transmission Projects

Significant Virginia Power electric transmission projects approved or applied for are as follows:

Description and Location of Project	Application Date	Approval Date	Type of Line	Miles of Lines	Cost Estimate (millions)
Elmont-Ladysmith rebuild and related projects in the Counties of Hanover and Caroline, Virginia	April 2021	April 2022	500 kV	26	$95
Rebuild transmission lines and related projects in the City of Staunton and County of Augusta, Virginia	November 2021	August 2022	230 kV	21	45
Build new Dulles Towne Center substation and line loop in the County of Loudoun, Virginia	December 2021	July 2022	230 kV	1	105
Build new Aviator substation and line loop in the County of Loudoun, Virginia	February 2022	November 2022	230 kV	1	80
Nimbus line loop and substation and new 230 kV line in the County of Loudon, Virginia	February 2022	October 2022	230 kV	1	40
Partial rebuild of Bristers-Ox 115 kV line in Fauquier and Prince William Counties, Virginia	August 2022	Pending	115 kV	15	40
Construct new switching station, substations, transmission lines and related projects in Lunenberg and Mecklenburg Counties, Virginia	October 2022	Pending	230 kV	18	230
Construct new switching station, substation, transmission lines and related projects in Charlotte, Halifax and Mecklenburg Counties, Virginia	October 2022	Pending	230kV	26	215
Construct new Mars and Wishing Star substations, transmission lines and related projects in Loudoun County, Virginia	October 2022	Pending	500/230 kV	4	720
Construct new Altair switching station, transmission lines and related projects in Loudoun County, Virginia	November 2022	Pending	230 kV	2	50
Construct new Cirrus and Keyser switching stations, transmission lines and related projects in Culpeper, Virginia	November 2022	Pending	230 kV	5	65

In November 2013, the Virginia Commission issued an order granting Virginia Power a CPCN to construct approximately 7 miles of new overhead 500 kV transmission line from the existing Surry switching station in Surry County to a new Skiffes Creek switching station in James City County, and approximately 20 miles of new 230 kV transmission line in James City County, York County, and the City of Newport News from the proposed new Skiffes Creek switching station to Virginia Power’s existing Whealton substation in the City of Hampton. In February 2019, the transmission line project was placed into service. In March 2019, the U.S. Court of Appeals for the D.C. Circuit issued an order vacating the permit from the U.S. Army Corps of Engineers issued in July 2017 and ordered the U.S. Army Corps of Engineers to do a full environmental impact study of the project. In April 2019, Virginia Power and the U.S. Army Corps of Engineers filed petitions for rehearing with the U.S. Court of Appeals for the D.C. Circuit, asking that the permit from the U.S. Army Corps of Engineers remain in effect while an environmental impact study is performed. In May 2019, the U.S. Court of Appeals for the D.C. Circuit denied the request for rehearing and ordered the U.S. District Court for the D.C. Circuit to consider and issue a ruling on whether the permit should be vacated during the U.S. Army Corps of Engineers’ preparation of an environmental impact statement. In November 2019, the U.S. District Court for the D.C. Circuit issued an order allowing the permit to remain in effect while an environmental impact statement is prepared. In November 2020, the U.S. Army Corps of Engineers issued a draft environmental impact statement noting there is no better alternative. This matter is pending.

North Carolina Regulation

Virginia Power North Carolina Base Rate Case

In March 2019, Virginia Power filed its base rate case and schedules with the North Carolina Commission. In January 2020, the North Carolina Commission approved a 9.75% ROE and disallowed certain costs associated with coal ash remediation at Chesterfield power station. In February 2020, the North Carolina Commission issued its final order relating to base rates. In July 2020, Virginia Power filed a notice of appeal and exceptions to the Supreme Court of North Carolina, arguing that the North Carolina Commission committed reversible error on certain issues relating to the ratemaking treatment of certain coal ash remediation costs. In June 2022, the Supreme Court of North Carolina affirmed the North Carolina Commission’s order.

Virginia Power North Carolina Fuel Filing

In August 2022, Virginia Power submitted its annual filing to the North Carolina Commission to adjust the fuel component of its electric rates. Virginia Power updated its filing in October 2022 to reflect the increased commodity cost of fuel and proposed a total $107 million increase to the fuel component of its electric rates for the rate year beginning February 1, 2023. Virginia Power also submitted an alternative to recover the increase over a two-year period. Under this approach, Virginia Power proposed a total $80 million increase to the fuel component of its electric rates implemented on a staggered timeline for the rate year beginning February 1, 2023 with remaining unrecovered balances to be recovered in the rate year beginning February 1, 2024. In January 2023, the North Carolina Commission approved the filing for recovery over the two-year period.

PSNC Rider D

Rider D allows PSNC to recover from customers all prudently incurred gas costs and the related portion of uncollectible expenses as well as losses on negotiated gas and transportation sales. In May 2022, PSNC submitted a filing with, and received approval from, the North Carolina Commission for a $56 million gas cost increase with rates effective June 2022. In September 2022, PSNC submitted a filing with, and received approval from, the North Carolina Commission for a $126 million gas cost increase with rates effective October 2022. In November 2022, PSNC submitted a filing with, and received approval from, the North Carolina Commission for a net $41 million gas cost decrease with rates effective December 2022.

In January 2023, PSNC submitted a filing with, and received approval from, the North Carolina Commission for a $154 million gas cost decrease with rates effective February 2023. In February 2023, PSNC submitted a filing with the North Carolina Commission for a $56 million gas cost decrease with rates effective March 2023. This matter is pending.

PSNC Customer Usage Tracker

PSNC utilizes a customer usage tracker, a decoupling mechanism, which allows it to adjust its base rates semi-annually for residential and commercial customers based on average per customer consumption. In September 2022, PSNC submitted a filing with the North Carolina Commission for a $46 million increase relating to the customer usage tracker. The North Carolina Commission approved the filing in September 2022 with rates effective October 2022.

South Carolina Regulation

South Carolina Electric Base Rate Case

In August 2020, DESC filed its retail electric base rate case and schedules with the South Carolina Commission. In July 2021, DESC, the South Carolina Office of Regulatory Staff and other parties of record filed a comprehensive settlement agreement with the South Carolina Commission for approval. The comprehensive settlement agreement provided for a non-fuel, base rate increase of $62 million (resulting in a net increase of $36 million after considering an accelerated amortization of certain excess deferred income taxes) commencing with bills issued on September 1, 2021 and an authorized earned ROE of 9.50%. Additionally, DESC agreed to commit up to $15 million to forgive retail electric customer balances that were more than 60 days past due as of May 31, 2021 and provide $15 million for energy efficiency upgrades and critical health and safety repairs to customer homes. Pursuant to the comprehensive settlement agreement, DESC would not file a retail electric base rate case prior to July 1, 2023, such that new rates would not be effective prior to January 1, 2024, absent unforeseen extraordinary economic or financial conditions that may include changes in corporate tax rates. In July 2021, the South Carolina Commission approved the comprehensive settlement agreement and issued its final order in August 2021.

In connection with this matter, Dominion Energy recorded charges of $249 million ($187 million after-tax) reflected within impairment of assets and other charges (benefits) (reflected in the Corporate and Other segment), including $237 million of regulatory assets associated with DESC’s purchases of its first mortgage bonds during 2019 that are no longer probable of recovery under the settlement agreement, and $18 million ($14 million after-tax) reflected within other income in its Consolidated Statements of Income for the year ended December 31, 2021.

DSM Programs

DESC has approval for a DSM rider through which it recovers expenditures related to its DSM programs.

In January 2022, DESC filed an application with the South Carolina Commission seeking approval to recover $60 million of costs and net lost revenues associated with these programs, along with an incentive to invest in such programs. In April 2022, the South Carolina Commission approved the request, effective with the first billing cycle of May 2022.

In January 2023, DESC filed an application with the South Carolina Commission seeking approval to recover $46 million of costs and net lost revenues associated with these programs, along with an incentive to invest in such programs. DESC requested that rates be effective with the first billing cycle of May 2023. This matter is pending.

Natural Gas Rates

In June 2022, DESC filed with the South Carolina Commission its monitoring report for the 12-month period ended March 31, 2022 with a total revenue requirement of $553 million. This represents a $129 million overall annual increase to its natural gas rates including a $16 million base rate increase under the terms of the Natural Gas Rate Stabilization Act effective with the first billing cycle of November 2022. In October 2022, the South Carolina Commission issued an order approving a total revenue requirement of $549 million effective with the first billing cycle of November 2022. This represents a $125 million overall annual increase to DESC’s natural gas rates including a $12 million base rate increase under the terms of the Natural Gas Rate Stabilization Act.

Cost of Fuel

DESC’s retail electric rates include a cost of fuel component approved by the South Carolina Commission which may be adjusted periodically to reflect changes in the price of fuel purchased by DESC.

In February 2022, DESC filed with the South Carolina Commission a proposal to increase the total fuel cost component of retail electric rates. DESC’s proposed adjustment is designed to recover DESC’s current base fuel costs, including its existing under-collected balance, over the 12-month period beginning with the first billing cycle of May 2022. DESC also proposed to apply approximately $66 million representing the net balance of funds associated with the monetization of the bankruptcy settlement with Toshiba Corporation following the satisfaction of liens against NND Project property recorded in regulatory liabilities, as a reduction to its under-collected base fuel cost balance. In addition, DESC proposed an increase to its variable environmental and avoided capacity cost component. The net effect is a proposed annual increase of $143 million. In April 2022, the South Carolina Commission approved the filing.

In August 2022, DESC filed an application with the South Carolina Commission seeking a mid-period adjustment to increase the base fuel component of retail electric rates for the recovery of electric fuel costs. The application requested an increase of the base fuel cost component of $399 million, with rates expected to be effective with the first billing cycle of January 2023. In November 2022, DESC, the South Carolina Office of Regulatory Staff and other parties of record filed a stipulation agreement with the South Carolina Commission for approval that reflects updated fuel cost experience and forecasts. The stipulation agreement proposes an increase of the base fuel cost component to be effective with the first billing cycle of January 2023, with an estimated annual increase of $168 million. In December 2022, the South Carolina Commission approved the stipulation agreement and issued a final order.

In February 2023, DESC filed with the South Carolina Commission a proposal to increase the total fuel cost component of retail electric rates. DESC’s proposed adjustment is designed to recover DESC’s current base fuel costs, including its existing under-collected balance, over the 12-month period beginning with the first billing cycle of May 2023. In addition, DESC proposed a decrease to its variable environmental and avoided capacity cost component. The net effect is a proposed annual increase of $176 million. This matter is pending.

Electric - Other

DESC utilizes a pension costs rider approved by the South Carolina Commission which is designed to allow recovery of projected pension costs, including under-collected balances or net of over-collected balances, as applicable. The rider is typically reviewed for adjustment every 12 months with any resulting increase or decrease going into effect beginning with the first billing cycle in May. In February 2023, DESC requested that the South Carolina Commission approve an adjustment to this rider to increase annual revenue by $24 million. This matter is pending.

Ohio Regulation

PIR Program

In 2008, East Ohio began PIR, aimed at replacing approximately 25% of its pipeline system. In September 2016, the Ohio Commission approved a stipulation filed jointly by East Ohio and the Staff of the Ohio Commission to continue the PIR program and associated cost recovery for another five-year term, calendar years 2017 through 2021, and to permit East Ohio to increase its annual capital expenditures to $200 million by 2018 and 3% per year thereafter subject to the cost recovery rate increase caps proposed by East Ohio. In April 2022, the Ohio Commission approved an extension of East Ohio’s PIR program for capital investments through 2026 with continuation of 3% increases of annual capital expenditures per year.

In June 2022, the Ohio Commission approved East Ohio’s application to adjust the PIR cost recovery rates for 2021 costs. The filing reflects gross plant investment for 2021 of $225 million, cumulative gross plant investment of $2.2 billion and a revenue requirement of $273 million.

CEP Program

In 2011, East Ohio began CEP which enables East Ohio to defer depreciation expense, property tax expense and carrying costs at the debt rate of 6.5% on capital investments not covered by its PIR program to expand, upgrade or replace its infrastructure and information technology systems as well as investments necessary to comply with the Ohio Commission or other government regulation. In April 2022, certain parties filed an appeal with the Supreme Court of Ohio appealing the Ohio Commission’s December 2020 order establishing the CEP rider, including the rate of return utilized in determining the revenue requirement. This matter is pending.

In April 2021, East Ohio filed an application requesting approval to adjust the CEP cost recovery rates for 2019 and 2020 costs. The filing reflects gross plant investment for 2019 of $137 million, gross plant investment for 2020 of $99 million, cumulative gross plant investment of $957 million and a revenue requirement of $119 million. In February 2022, the Ohio Commission approved adjustments to CEP cost recovery rates for 2019 and 2020 costs. The approved rates reflect gross plant investment for 2019 and 2020 of $231 million, cumulative gross plant investment of $952 million and a revenue requirement of $118 million. The Ohio Commission also ordered that East Ohio should file its next base rate case by October 2023.

In November 2022, the Ohio Commission approved adjustments to CEP cost recovery rates for 2021 costs. The approved rates reflect gross plant investment for 2021 of $146 million, cumulative gross plant investment of $1.1 billion and a revenue requirement of $131 million.

PIPP Plus Program

Under the Ohio PIPP Plus Program, eligible customers can make reduced payments based on their ability to pay their bill. The difference between the customer’s total bill and the PIPP amount is deferred and collected under the PIPP rider in accordance with the rules of the Ohio Commission. In July 2022, East Ohio’s annual update of the PIPP rider filed in May 2022 with the Ohio Commission was approved. The revised rider rate reflects recovery over the twelve-month period from July 2022 through June 2023 of projected deferred program costs of approximately $22 million from April 2022 through June 2023, net of over-recovery of accumulated arrearages of approximately $4 million as of March 31, 2022.

UEX Rider

East Ohio has approval for a UEX Rider through which it recovers the bad debt expense of most customers not participating in the PIPP Plus Program. The UEX Rider is adjusted annually to achieve dollar for dollar recovery of East Ohio’s actual write-offs of uncollectible amounts. In July 2022, the Ohio Commission approved East Ohio’s application to adjust its UEX Rider to reflect an annual revenue requirement of $20 million to provide for recovery of an under-recovered accumulated bad debt expense of $7 million as of March 31, 2022, and recovery of net bad debt expense projected to total $13 million for the twelve-month period ending March 2023.

Utah Regulation

Utah Base Rate Case

In May 2022, Questar Gas filed its base rate case and schedules with the Utah Commission. Questar Gas proposed a non-fuel, base rate increase of $71 million effective January 2023. The base rate increase was proposed to recover the significant investment in distribution infrastructure for the benefit of Utah customers. The proposed rates would provide for an ROE of 10.3% compared to the currently authorized ROE of 9.5%. In December 2022, the Utah Commission approved a non-fuel, base rate increase of $48 million for rates effective January 2023 with an ROE of 9.6%.

Purchased Gas

In July 2022, the Utah Commission approved Questar Gas’ request for a $94 million gas cost increase with rates effective August 2022. In October 2022, the Utah Commission approved Questar Gas’ request for a $128 million gas cost increase with rates effective November 2022.

In February 2023, Questar Gas filed an application with the Utah Commission seeking approval for a $92 million gas cost increase with rates effective March 2023. This matter is pending.